UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 3, 1997 (June 18, 1997)
                                                    ----------------------------


                             OUTLOOK INCOME FUND 9,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California             0-15837             33-0202964
        (State or other     (Commission            (IRS Employer
        jurisdiction of      File Number)          I.D. Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (415) 343-9300
                                                           --------------

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On June 18, 1997, Outlook Income Fund 9, a California Limited Partnership (the "Partnership"), sold Lake Mead Estates Apartments, a 160 unit apartment complex located at 2068 North Nellis Boulevard in Las Vegas, Nevada to an unaffiliated third party for $4,900,000. The proceeds from the sale were used to payoff the loan secured by the property of approximately $3,700,000 and settlement and other closing costs, including a transaction fee of $147,000 paid to the general partner. The remaining net proceeds of $868,000 were added to the Partnership's reserves.

Item 7.       FINANCIAL STATEMENTS

The following pro forma financial statements represent the Partnership's balance sheet and statement of operations as of and for the three months ended March 31, 1997 and for the year ended December 31, 1996, as if the transactions discussed below had occurred on January 1, 1996.

The pro forma adjustments reflect: (i) the disposition of the Country Suites by Carlson - Memphis hotel as reported in the Current Report Form 8-K filed with the Securities and Exchange Commission (the "Commission") on April 23, 1997, and amended in the Quarterly Report Form 10-Q filed with the Commission on May 15,
1997) and (ii) the sale of the Lake Mead Estates Apartments.

                             OUTLOOK INCOME FUND 9,
                        A CALIFORNIA LIMITED PARTNERSHIP


                             Pro forma Balance Sheet
                              As of March 31, 1997
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                  Memphis          Lake Mead
                                             Historical(1)    Disposition(2)     Disposition(3)    Pro Forma
Assets
Investments in real estate:
   Rental property, net                     $       12,231    $         ---     $         ---    $      12,231
   Rental property held for sale                     3,917              ---            (3,917)             ---
   Rental property held pending
     foreclosure                                     3,381           (3,381)              ---              ---
                                            --------------    --------------    -------------    -------------
       Total real estate investments                19,529           (3,381)           (3,917)          12,231

Cash and cash equivalents                            1,543              (89)              ---            1,454
Notes receivable                                     2,000              ---               ---            2,000
Accounts receivable, net                               163              (43)              ---              120
Deferred financing costs and
   other fees, net                                     395              (12)             (120)             263
Other assets                                           254              (27)              (17)             210
                                            --------------    -------------     -------------    -------------

       Total assets                         $       23,884    $      (3,552)    $      (4,054)   $      16,278
                                            ==============    =============     =============    =============















                                  - continued -

                             OUTLOOK INCOME FUND 9,

                        A CALIFORNIA LIMITED PARTNERSHIP


                       Pro forma Balance Sheet - continued
                              As of March 31, 1997
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                  Memphis          Lake Mead
                                             Historical(1)    Disposition(2)     Disposition(3)    Pro Forma
Liabilities and Partners' Equity (Deficit)
Liabilities:
   Notes payable                            $       16,282    $      (3,468)    $      (3,703)   $       9,111
   Participating notes:
     Notes issued and outstanding                    4,591              ---               ---            4,591
     Accrued interest, thereon                       5,263              ---               ---            5,263
     Less: Notes held in trust                      (3,288)             ---               ---           (3,288)
           Accrued interest, thereon                (3,739)             ---               ---           (3,739)
                                            --------------    -------------     -------------    -------------
       Net due to noteholders                        2,827              ---               ---            2,827

   Accounts payable and accrued expenses               499             (131)               (5)             363
   Interest payable                                    850              (78)              (30)             742
   Other liabilities                                    63              ---               (14)              49
                                            --------------    -------------     --------------   -------------

     Total liabilities                              20,521           (3,677)           (3,752)          13,092
                                            --------------    -------------     -------------    -------------

Partners' equity (deficit):
   General Partner                                    (393)               1                (3)            (395)
   Limited Partners, 35,727,572 equity
     units outstanding                               3,756              124              (299)           3,581
                                            --------------    -------------     -------------    -------------

       Total partners' equity                        3,363              125              (302)           3,186
                                            --------------    -------------     -------------    -------------

         Total liabilities and partners'
            equity                          $       23,884    $      (3,552)    $      (4,054)   $      16,278
                                            ==============    =============     =============    =============


                             OUTLOOK INCOME FUND 9,
                        A CALIFORNIA LIMITED PARTNERSHIP


                        Pro forma Statement of Operations
                    For the three months ended March 31, 1997
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                  Memphis          Lake Mead
                                             Historical(1)    Disposition(2)     Disposition(3)    Pro Forma
Revenues:
    Rental income                           $        2,023    $        (357)    $        (254)   $       1,412
    Interest and other income                          123              ---                (6)             117
                                            --------------    -------------     -------------    -------------

           Total revenues                            2,146             (357)             (260)           1,529
                                            --------------    -------------     -------------    -------------

Expenses:
    Operating                                        1,149             (313)             (135)             701
    Interest                                           452              (78)              (89)             285
    Depreciation and amortization                      184               (2)               (1)             181
    General and administrative                         102              ---               ---              102
                                            --------------    -------------     -------------    -------------

           Total expenses                            1,887             (393)             (225)           1,269
                                            --------------    -------------     -------------    -------------

Net income (loss)                           $          259    $          36     $         (35)   $         260
                                            ==============    =============     =============    =============

Net income per equity unit                  $        0.01     $         ---     $         ---    $        0.01
                                            =============     =============     =============    =============

Weighted average number of equity
    units  outstanding during the
    period used to compute net income
    (loss) per equity unit                      35,727,572       35,727,572     35,727,572       35,727,572
                                            ==============    =============     ==========   ==============


                             OUTLOOK INCOME FUND 9,

                        A CALIFORNIA LIMITED PARTNERSHIP


                        Pro forma Statement of Operations
                      For the year ended December 31, 1996
                (in thousands, except per unit amounts and units
                                  outstanding)
                                   (Unaudited)

                                                                  Memphis          Lake Mead
                                             Historical(1)    Disposition(2)     Disposition(3)    Pro Forma
Revenues:
    Rental income                           $        7,208    $      (1,854)    $        (970)   $       4,384
    Interest and other income                          478              ---               (24)             454
                                            --------------    -------------     -------------    -------------

           Total revenues                            7,686           (1,854)             (994)           4,838
                                            --------------    -------------     -------------    -------------

Expenses:
    Operating                                        4,646           (1,483)             (534)           2,629
    Interest                                         1,811             (311)             (360)           1,140
    Depreciation and amortization                    1,147             (225)             (170)             752
    General and administrative                         419              ---               ---              419
                                            --------------    -------------     -------------    -------------

           Total expenses                            8,023           (2,019)           (1,064)           4,940
                                            --------------    -------------     -------------    -------------

Net income (loss) before
    extraordinary item                                (337)             165                70             (102)

Extraordinary item:
    Gain from Participating Notes
        purchased                                      448              ---               ---              448
                                            --------------    -------------     -------------    -------------

Net income                                  $          111    $         165     $          70    $         346
                                            ==============    =============     =============    =============

Net income (loss) per equity unit:
    Before extraordinary item               $      (0.01)     $         ---     $         ---    $         ---
    Extraordinary item                              0.01                ---               ---             0.01
                                            ------------      -------------     -------------    -------------
        Total                               $        ---      $         ---     $         ---    $        0.01
                                            ============      =============     =============    =============

Weighted average number of equity
    units  outstanding during the
    period used to compute net income
    (loss) per equity unit                      35,732,957       35,732,957        35,732,957       35,732,957
                                            ==============    =============     =============    =============


                             OUTLOOK INCOME FUND 9,
                        A CALIFORNIA LIMITED PARTNERSHIP

                     Notes to Pro forma Financial Statements

                              As of March 31, 1997

1. Reflects the Partnership's historical balance sheet at March 31, 1997 and historical statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996.

2. Reflects the foreclosure of the Country Suites by Carlson - Memphis property (a 121 - suite hotel located in Memphis, Tennessee), due to the continued insufficient funds generated from operations to cover debt service. On March 14, 1997, the Partnership received a Notice of Foreclosure. On April 4, 1997 the lender foreclosed upon the property.

3. Reflects the June 18, 1997 sale of the Lake Mead Estates Apartments, a 160 unit apartment complex located in Las Vegas, Nevada. The property was sold for $4,900,000 to an unaffiliated third party.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       OUTLOOK INCOME FUND 9,
                                       A CALIFORNIA LIMITED PARTNERSHIP


                              By:      Glenborough Corporation,
                                       a California corporation
                                       Its Managing General Partner



Date:  July 3, 1997                    By: /s/ Terri Garnick
                                           -------------------------
                                           Terri Garnick
                                           Chief Financial Officer